UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2026

SKILLZ INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39243	84-4478274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6625 Badura Avenue
Las Vegas, Nevada 89118
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 762-0511

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SKLZ	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.
As previously disclosed on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 30, 2025, Skillz Inc. (the “Company”) and Gaetano Franceschi, the Company’s Chief Financial Officer, entered into a side letter (the “Side Letter”) with respect to that certain Transition and Separation Agreement, dated December 17, 2025 (the “Transition and Separation Agreement”), described in a Current Report on Form 8-K filed with the SEC on December 18, 2025, pursuant to which Mr. Franceschi’s last day of employment with the Company (the “Departure Date”), was extended until March 31, 2026 with Mr. Franceschi continuing in the position of Chief Financial Officer until the earlier of (i) the Departure Date and (ii) the date a permanent successor Chief Financial Officer is appointed by the Company (the “Transition Date”).
On March 19, 2026, Mr. Franceschi and the Company entered into an amendment to the Side Letter, (the “Side Letter Amendment”), approved by the Board and the Compensation Committee of the Board on March 19, 2026, pursuant to which the Departure Date has been extended through the earlier of (i) October 1, 2026 or (ii) a mutually agreed date following the Transition Date, at which time Mr. Franceschi will separate from employment with the Company. Mr. Franceschi will continue to receive compensation consistent with the terms of the Side Letter, and will additionally be eligible to receive (i) $300,000, subject to Mr. Franceschi’s continued service with the Company through October 1, 2026 and (ii) a discretionary bonus of up to $300,000 reflecting Mr. Franceschi’s performance, the Company’s performance and the success of the transition to a permanent successor Chief Financial Officer. The terms and conditions of the Transition and Separation Agreement and Side Letter otherwise remain unchanged.
The Company is continuing to conduct a search to identify a permanent successor for the Chief Financial Officer position and will announce a successor at the conclusion of the on-going search process.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKILLZ INC.

	By:	/s/ Todd A. Valli
	Name:	Todd A. Valli
	Title:	Chief Accounting Officer
Date: March 23, 2026